                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 18-Mar-02

                         CIT Equipment Collateral 2001-1

  A New York              Commission File              I.R.S. Employer
  Corporation              No. 0001136811               No. 51-0407692

                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

Item 5. Other

                         CIT Equipment Collateral 2001-1
                            Monthly Servicing Report


                                             Determination Date:     03/18/02
                                             Collection Period:      02/28/02
                                             Payment Date:           03/20/02

I.      AVAILABLE FUNDS

        A.  Available Pledged Revenues

                a.      Scheduled Payments Received                                                  $22,177,702.48
                b.      Liquidation Proceeds Allocated to Owner Trust                                  1,471,425.52
                c.      Required Payoff Amounts of Prepaid Contracts                                   1,601,518.08
                d.      Required Payoff Amounts of Purchased Contracts                                         0.00
                e.      Proceeds of Clean-up Call                                                              0.00
                f.      Investment Earnings on Collection Account and Note Distribution Account           50,126.31
                                                                                                     --------------
                                        Total Available Pledged Revenues =                           $25,300,772.39

        B.  Determination of Available Funds

                a.      Total Available Pledged Revenues                                             $25,300,772.39
                b.      Receipt from Class A-4 Swap Counterparty                                               0.00
                c.      Servicer Advances                                                              3,139,956.77
                d.      Recoveries of  prior Servicer Advances                                        (2,671,648.81)
                e.      Withdrawal from Cash Collateral Account                                        1,062,601.79
                                                                                                     --------------
                                        Total Available Funds =                                      $26,831,682.14


II.  DISTRIBUTION AMOUNTS

     A.  COLLECTION ACCOUNT DISTRIBUTIONS

             1.      Reimbursement of Servicer Advances

             2       Servicing Fee                                                                  320,521.97

             3       Class A-1 Note Interest Distribution                         0.00
                     Class A-1 Note Principal Distribution                        0.00
                     Aggregate Class A-1 distribution                                                     0.00

             4       Class A-2 Note Interest Distribution                   500,899.31
                     Class A-2 Note Principal Distribution               22,806,688.93
                     Aggregate Class A-2 distribution                                            23,307,588.24

             5.      Class A-3 Note Interest Distribution                 1,015,491.67
                     Class A-3 Note Principal Distribution                        0.00
                     Aggregate Class A-3 distribution                                             1,015,491.67

             6.      Class A-4 Note Interest Distribution                   205,200.68
                     Class A-4 Note Principal Distribution                        0.00
                     Aggregate Class A-4 distribution                                               205,200.68

             7.      Class B Note Interest Distribution                      34,039.43
                     Class B Note Principal Distribution                    363,936.53
                     Aggregate Class B distribution                                                 397,975.96

             8.      Class C Note Interest Distribution                     47,266.31
                     Class C Note Principal Distribution                    485,248.70
                     Aggregate Class C distribution                                                 532,515.01

             9.      Class D Note Interest Distribution                     65,279.64
                     Class D Note Principal Distribution                    606,560.88
                     Aggregate Class D distribution                                                 671,840.52

             10.     Payment due to the Class A-4 Swap Counterparty                                 380,548.10

             11.     Deposit to the Cash Collateral Account                                               0.00

             12.     Amounts in accordance with the CCA Loan Agreement                                    0.00

             13.     To the holder of the equity certificate                                              0.00

                                     Collection Account Distributions =                          26,831,682.14
                                                                                                ==============
     B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

             1.      Payment due on the Senior Loan                                                 748,010.21

             2.      Payment due on the Holdback                                                          0.00

             3.      Payment to the Depositor                                                             0.00
                                                                                                --------------
                                     Cash Collateral Account Distributions =                        748,010.21
                                                                                                ==============
     C.  Incorrect Deposits to be return to CIT    Collection Account Distributions =               206,984.59
                                                                                                --------------


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

-----------------------------------------------------------------------------------------------------------------------
                      Distribution                     Class A-1      Class A-2        Class A-3            Class A-4
                       Amounts                           Notes          Notes            Notes                Notes
-----------------------------------------------------------------------------------------------------------------------
             1.      Interest Due                         0.00        500,899.31        1,015,491.67         205,200.68
             2       Interest Paid                        0.00        500,899.31        1,015,491.67         205,200.68
             3       Interest Shortfall                   0.00              0.00                0.00               0.00
                     ((1) minus (2))
             4       Principal Paid                       0.00     22,806,688.93                0.00               0.00

             5       Total Distribution Amount            0.00     22,806,688.93          205,200.68         380,548.10
                     ((2) plus (4))

-----------------------------------------------------------------------------------------------------------------------
                      Distribution                     Class B        Class C           Class D           Total Offered
                       Amounts                          Notes          Notes             Notes               Notes
-----------------------------------------------------------------------------------------------------------------------
             1.      Interest Due                    34,039.43         47,266.31           65,279.64       1,868,177.04
             2       Interest Paid                   34,039.43         47,266.31           65,279.64       1,868,177.04
             3       Interest Shortfall                   0.00              0.00                0.00               0.00
                     ((1) minus (2))
             4       Principal Paid                 363,936.53        485,248.70          606,560.88      24,262,435.03

             5       Total Distribution Amount      397,975.96        532,515.01          671,840.52      24,994,769.19
                     ((2) plus (4))


IV.    Information Regarding the Securities

     A       Summary of Balance Information

--------------------------------------------------------------------------------------------------------------------------
                                   Applicable    Principal Balance      Class Factor   Principal Balance      Class Factor
                       Class       Coupon             Mar-02               Mar-02           Feb-02               Feb-02
                                     Rate          Payment Date         Payment Date     Payment Date         Payment Date
--------------------------------------------------------------------------------------------------------------------------
             a.    Class A-1 Notes   5.0325%                 0.00          0.00000                0.00           0.00000
             b.    Class A-2 Notes   5.0200%        96,930,197.49          0.38161      119,736,886.41           0.47141
             c.    Class A-3 Notes   5.2300%       233,000,000.00          1.00000      233,000,000.00           1.00000
             d.    Class A-4 Notes   2.0400%       129,328,157.00          1.00000      129,328,157.00           1.00000
             e.    Class B Notes     5.3100%         7,328,590.76          0.57672        7,692,527.29           0.60536
             f.    Class C Notes     5.5300          9,771,454.35          0.57672       10,256,703.05           0.60536
             g.    Class D Notes     6.1100%        12,214,317.94          0.57672       12,820,878.81           0.60536

             h.    Total Offered Notes             488,572,717.54                       512,835,152.57

             i.    One - Month Libor Rate                  1.8500%


    B       Other Information

-----------------------------------------------------------------------------------------------
                                                  Scheduled                   Scheduled
                                              Principal Balance           Principal Balance
                       Class                       Mar-02                       Feb-02
                                                Payment Date                  Payment Date
------------------------------------------------------------------------------------------------
                    Class A-1 Notes                 0.00                          0.00


--------------------------------------------------------------------------------------------------------------------------
                                                         Target             Class           Target               Class
                                       Class         Principal Amount       Floor        Principal Amount        Floor
                       Class         Percentage           Mar-02           Mar-02           Feb-02              Feb-02
                                                        Payment Date    Payment Date     Payment Date        Payment Date
--------------------------------------------------------------------------------------------------------------------------
                    Class A            94.00%          459,258,354.49                     482,065,043.41
                    Class B             1.50%            7,328,590.76         0.00          7,692,527.29        0.00
                    Class C             2.00%            9,771,454.35         0.00         10,256,703.05        0.00
                    Class D             2.50%           12,214,317.94         0.00         12,820,878.81        0.00


V.  PRINCIPAL

    A.  MONTHLY PRINCIPAL AMOUNT

            1.      Principal Balance of Notes and Equity Certificates                512,835,152.57
                    (End of Prior Collection Period)
            2.      Contract Pool Principal Balance (End of Collection Period)        488,572,717.54
                                                                                      --------------
                    Total monthly principal amount                                     24,262,435.03


VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS

                                                      -----------------------------------------------------------------
                                                             Original                 Mar-02               Feb-02
                                                               Pool                Payment Date         Payment Date
                                                      -----------------------------------------------------------------
            1.      a.  Contract Pool Balance              847,157,614.00        488,572,717.54        512,835,152.57
                    b.  No of Contracts                            47,846                42,752                43,093

            2.      Weighted Average Remaining Term                 40.60                  30.8                  31.5

            3.      Weighted Average Original Term                   44.1

     B.  DELINQUENCY INFORMATION

                                   ----------------------------------------------------------------------
                                                     % of Aggregate
                                         % of        Required Payoff       No. Of      Aggregate Required
                                       Contracts         Amount           Accounts       Payoff Amounts
                                   ----------------------------------------------------------------------
             1.      Current            92.83%           93.60%           39,687         464,518,831.50
                     31-60 days          3.95%            3.46%            1,687          17,168,251.73
                     61-90 days          1.40%            0.97%              599           4,790,671.37
                     91-120 days         0.79%            1.13%              336           5,599,089.97
                     120+ days           1.04%            0.85%              443           4,229,795.48

                     Total Delinquency  100.0%           100.0%           42,752         496,306,640.05

             2.      Delinquent Scheduled Payments:

                     Beginning of Collection Period                 7,265,614.55
                     End of Collection Period                       7,733,922.51
                                                                    ------------
                         Change in Delinquent Scheduled Payments      468,307.96

     C.  DEFAULTED CONTRACT INFORMATION

             1.      Required Payoff Amount on Defaulted
                     Contracts                                      2,757,265.16
             2.      Liquidation Proceeds received                  1,471,425.52
                                                                    ------------
             3.      Current Liquidation Loss Amount                1,285,839.64
             4.      Cumulative Liquidation Losses to date         14,070,290.27

                     % of Initial Contracts                                4.995%
                     % of Initial Contract Pool Balance                    1.661%

VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     A.  CASH COLLATERAL ACCOUNT


             1.      Opening Cash Collateral Account                         37,180,548.56

             2.      Deposit from the Collection Account                              0.00

             3.      Withdrawls from the Cash Collateral Account             (1,062,601.79)

             4.      Available amount                                        36,117,946.77

             5.      Required Cash Collateral Account Amount                 35,421,522.02

             6.      Cash Collateral Account Surplus/(Shortfall)                      0.00

             7.      Release of Cash Collateral Surplus                        (696,424.75)

             8.      Ending Cash Collateral Account                          35,421,522.02


        B.  CASH COLLATERAL ACCOUNT LOANS

                1.      Available Funds
                        a.  Excess Spread from Collection Account                               0.00
                        b.  Investment Earnings                                            51,585.46

                        Total Available Funds                                              51,585.46

                2.      Distribution of Available Funds
                        a.  Senior Loan Interest                                           51,585.46
                        b.  Senior Loan Principal                                               0.00
                        c.  Holdback Amount Interest                                            0.00
                        d.  Holdback Amount Principal                                           0.00
                        e.  Remainder to the Depositor                                          0.00


                3.      Distribution of CCA Surplus:
                        a.  Senior Loan Principal                                         696,424.75
                        b. Holdback Amount Principal                                            0.00
                        Total Distribution of Surplus                                     696,424.75

                4.      Summary of Balance and Rate Information
                        Applicable Rates for the Interest Period:
                        a.  Libor Rate for the Interest Period            1.8500%
                        b.  Senior Loan Interest Rate                     5.3500%
                        c.  Holdback Amount Interest Rate                 7.1000%

                        -----------------------------------------------------------------
                                                      Mar-02                   Feb-02
                               Item                Payment Date             Payment Date
                        -----------------------------------------------------------------
                        a.  Senior Loan             4,317,352.30            5,013,777.05
                        b.  Holdback Amount        42,357,880.69           42,357,880.69

VIII.   MISCELLANEOUS INFORMATION


        A.  SERVICER ADVANCE BALANCE
                1.      Opening Servicer Advance Balance                       7,265,614.55
                2.      Current Period Servicer Advance                        3,139,956.77
                3.      Recoveries of prior Servicer Advances                 (2,671,648.81)
                4.      Ending Servicer Advance Balance                        7,733,922.51

        D.  OTHER RELATED INFORMATION

                1.      Discount Rate                                                6.0260%

                2.      Life to Date Prepayment (CPR)                                  10.2%

                3.      Life to Date Substitutions:

                        a.  Prepayments                          0.00

                        b.  Defaults                             0.00


            NCT Funding Company LLC, Chase Manhattan Bank, as trustee
               under the Indenture, and Capita Corporation, in its
          individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant
           to Section 9.02 of the Pooling and Servicing Agreement, I DO
           HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 03/20/02

          This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing
           Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning
            ascribed thereto in the Pooling and Servicing Agreement.


                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer